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                                                                    EXHIBIT 10.6
                             1stUp.com Corporation

                         CO-BRANDING SERVICES AGREEMENT

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                                    PREAMBLE
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   This agreement (Agreement) is made as of the Agreement Date by and between
    1stUp.com Corporation("1stUp") and the co-branding associate named below
    ("Co-Branding Associate"). In consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as
                                     follows:
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                                   ORDER FORM
Co-Branding Associate Name: PLANET TODAY INC.     Agreement Date: Feb. 16, 2000
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Co-Branding Associate Address   Telephone          Launch Date: March 6, 2000
                                 Number:                       -----------------
Suite #105,
1091 Gorham Street,             (905) 836-1800     URL of Co-Branding Associate homepage:
Newmarket, Ontario,             Extension 140           WWW.PLANETTODAY.COM
L3Y 7x1,                          Fax Number:           -------------------
CANADA.                         (905) 836-4926
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   Co-Branding Description: 1stUp.com is a company that develops, deploys and operates a free Internet access service to be distributed and marketed under the
  1stUp.com and Co-Branding Associate brand name through a persistent "Service
Offering Window" which, while an end-user is connected to the Internet, displays one 468x60 pixel banner advertisement and eight navigational buttons that allow access to additional functionalities. Co-Branding Associate desires to offer a version of such service on which the Service Offering Window shall be branded with the Co-Branding Associate's trademark or logo (per Exhibit A). Co-Branding
 Associate shall promote, market and make available this service to the general public.
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This Agreement consists of the Preamble, the Order Form, and the 1stUp Terms and
                           Conditions of Co-Branding.
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
  1stUp.com Corporation                Co-Branding Associate

By:          [SIG]                By:             [SIG]
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Title:       [SIG]                Title:           [SIG]
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Date:         2/17/00             Date:   Feb. 16, 2000
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-       THE REMAINING TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN OMITTED
PURSUANT TO A "CONFIDENTIAL TREATMENT" REQUEST FILED WITH THE COMMISSION.